Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being a director or officer of Parker Drilling Company, a Delaware corporation, hereby constitutes and appoints Gary G. Rich, Christopher T. Weber and Jon-Al Duplantier, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, (i) to sign a registration statement under the Securities Act of 1933, as amended, on Form S-3, any amendments (including post-effective amendments) and supplements thereto and any registration statement (including any amendment thereto) that is to be effective upon filing pursuant to Rule 462(b) (collectively, the “Registration Statement”) and (ii) to file the Registration Statement, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, in each case, in such forms as they or any of them may approve, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 31st day of July, 2014.

Signature	Title

/S/ GARY G. RICH Gary G. Rich	Chairman, President and Chief Executive Officer (Principal Executive Officer)

/S/ CHRISTOPHER T. WEBER Christopher T. Weber	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/S/ LESLIE K. NAGY Leslie K. Nagy	Corporate Controller (Principal Accounting Officer)

/S/ JONATHAN M. CLARKSON Jonathan M. Clarkson	Director

/S/ GEORGE J. DONNELLY George J. Donnelly	Director

/S/ ROBERT W. GOLDMAN Robert W. Goldman	Director

/S/ GARY R. KING Gary R. King	Director

/S/ ROBERT L. PARKER JR. Robert L. Parker Jr.	Director

/S/ RICHARD D. PATERSON Richard D. Paterson	Director

/S/ ROGER B. PLANK Roger B. Plank	Director

/S/ R. RUDOLPH REINFRANK R. Rudolph Reinfrank	Director